United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2025
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
1610 West End Ave, Suite 200, Nashville, TN 37203
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws.
On February 13, 2025, the Board of Directors (the “Board”) of Louisiana-Pacific Corporation (the “Company”) adopted the Second Amended and Restated Bylaws of the Company (the “Amended Bylaws”). The Amended Bylaws (i) remove the director retirement age limit provisions from the Bylaws and (ii) provide that the federal district courts of the United States of America are the sole and exclusive forum for the resolution of any action asserting a claim arising under the Securities Act of 1933, as amended, in each case to the fullest extent permitted by law and unless the Company consents in writing to the selection of an alternative forum.
The foregoing summary of the changes implemented by the adoption of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01 Other Events.
On February 14, 2025, the Company announced that the Board has declared a quarterly cash dividend to common stockholders of $0.28 per share. The dividend will be payable March 13, 2025 to stockholders of record as of the close of business on February 27, 2025.
The press release issued by the Company in connection with the dividend is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	Second Amended and Restated Bylaws of Louisiana-Pacific Corporation
99.1	Dividend Press Release dated February 14, 2025
104	Cover Page Interactive Data File (embedded with Inline XBRL document and contained in Exhibit 101)*
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ NICOLE C. DANIEL
Nicole C. Daniel
Vice President, General Counsel and Corporate Secretary
Date: February 14, 2025